EXHIBIT 99.1

Lakeland Bancorp Earnings Increase of 9% for Fourth Quarter and 16% for Full Year

OAK RIDGE, N.J., Jan. 25, 2012 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following results:

  Net Income Available to Common Shareholders in the fourth quarter of 2011 was $4.8 million or $0.19 per diluted share, up 9% from $4.4 million or $0.17 per diluted share for the fourth quarter of 2010. Net Income Available to Common Shareholders for the year ended 2011 was $17.7 million or $0.69 per diluted share, a 16% increase from the $15.2 million, or $0.60 per diluted share for 2010.

  The Company reported strong growth in both loans and core deposits in the fourth quarter of 2011. Loans totaling $2.04 billion at year-end 2011 increased by $49.5 million from September 30, 2011. Commercial loans represented the area of greatest growth. Core deposits increased in the fourth quarter by $54.3 million, including a $24.8 million, or 6%, increase in non-interest bearing demand deposits. For the full year December 31, 2011, non-interest bearing demand deposits increased by $65.7 million, or 17%, to $449.6 million.

  Asset quality improved in the fourth quarter of 2011, as non-performing assets, which totaled $50.2 million at December 31, 2011, were $7.5 million, or 13%, lower than the total reported at September 30, 2011, due to the favorable resolution of several non-performing loans.

  Fourth quarter non-interest expense of $16.4 million was $1.2 million, or 7%, lower than the fourth quarter of 2010. For the full year 2011, non-interest expense, excluding prepayment fees on long-term debt, was $67.4 million, or 2%, lower than the total for 2010.

  Our capital position strengthened in 2011. Tangible book value per common share increased to $6.03 at December 31, 2011 from $5.35 at December 31, 2010, or 13%.

  The Company declared a quarterly cash dividend of $0.06 per common share, payable on February 15, 2012 to holders of record as of the close of business on February 3, 2012. The Company also declared a dividend of 5% for the quarterly dividend payment due February 15, 2012 for the preferred stock issued to the U.S. Department of the Treasury under the Capital Purchase Program ("CPP").

Thomas J. Shara, Lakeland Bancorp's President and CEO, said, "In spite of a challenging economy, we are pleased to report a strong increase in earnings in the fourth quarter and full year of 2011. Loan growth was strong in the most recent quarter and demand deposits increased 6% for the fourth quarter, and 17% for the year. Asset quality also improved significantly in the fourth quarter as evidenced by the resolution of several non-performing loans. Additionally, non-interest expenses, which decreased in 2011, were well controlled this year."

Earnings

Net Interest Income

Net interest income for the fourth quarter of 2011 was $24.1 million, as compared to $25.2 million for the same period in 2010. Net Interest Margin for the fourth quarter of 2011 was 3.73% compared to 3.93% reported in the fourth quarter of 2010, which reflected a greater reduction in yields on interest-earning assets as compared to interest-bearing liabilities. The yield on interest-earning assets declined 35 basis points to 4.46% in the fourth quarter of 2011 compared to 4.81% for the same period last year. The cost of interest-bearing liabilities decreased 17 basis points from 1.07% in the fourth quarter of 2010 to 0.90% in the fourth quarter of 2011.

For 2011, net interest income totaled $97.4 million compared to $99.8 million reported for the year ended 2010. Net Interest Margin for 2011 at 3.85% compared to 3.95% for 2010. The Company's yield on earning assets decreased 34 basis points from 4.97% for the year ended December 31, 2010, to 4.63% for 2011. The Company's cost of interest bearing liabilities decreased 25 basis points from 1.21% for 2010 to 0.96% in 2011.

Noninterest Income

Noninterest income, exclusive of gains on sales of investment securities, totaled $4.1 million for the fourth quarter of 2011, as compared to $4.6 million for the fourth quarter of 2010. Service charges on deposit accounts totaling $2.6 million were equivalent to 2010's total. Gains on leasing related assets at $164,000 decreased by $245,000, reflecting a smaller leasing portfolio, while other income at $59,000 was $246,000 lower than the same period in 2010. Within this category, gains on loans sold were $210,000 lower in the fourth quarter of 2011 than the total reported for the fourth quarter of 2010.

Noninterest income, exclusive of gains on sales of investment securities, totaled $16.9 million for the year ended December 31, 2011 compared to $17.7 million for 2010. Gains on investment securities totaled $1.2 million for 2011 as compared to $1.6 million in 2010. Service charges on deposit accounts at $10.3 million were equivalent to last year's total. Gains on leasing related assets at $974,000 decreased by $606,000 in 2011, while other income at $526,000 was $221,000 lower in 2011 compared to 2010.

Noninterest Expense

Noninterest expense for the fourth quarter of 2011 was $16.4 million, as compared to $17.6 million for the fourth quarter of 2010, a decrease of $1.2 million, or 7%. Marketing expense decreased $424,000, or 43%, as certain costs incurred for the Company's new brand identity project were expensed in the fourth quarter of 2010. Additionally, FDIC insurance expense decreased by $318,000, or 34%, primarily as a result of changes made by the FDIC in the method of calculating assessment rates.

Noninterest expense for the full year ended December 31, 2011 was $68.2 million, compared to $70.4 million for 2010. Prepayment fees on the repayment of long-term debt were $800,000 and $1.8 million, respectively, in 2011 and 2010. Excluding the prepayment fees in both years, noninterest expense in 2011 was $67.4 million, compared to $68.6 million in 2010, a decrease of $1.2 million, or 2%. Stationery and supplies expense and marketing expense were down 15% and 11%, respectively, primarily due to the aforementioned new brand identity project in 2010. FDIC insurance expense at $2.8 million decreased by $974,000, or 26%, while collection expense at $343,000 decreased by $249,000 or 42%, reflecting lower leasing related collection costs.

Financial Condition

At December 31, 2011, total assets were $2.83 billion, an increase of $33.3 million from December 31, 2010. Total loans were $2.04 billion at year-end 2011, an increase of $29.0 million, net of a $38.3 million decrease in leasing loans this year. Total deposits were $2.25 billion, an increase of $53.8 million from year-end 2010. Non-interest bearing demand deposits totaling $449.6 million increased by $65.7 million, or 17%. Core deposits at $1.89 billion at year-end 2011 increased by $107.1 million, and represented 84% of total deposits at December 31, 2011.

Asset Quality

At December 31, 2011, non-performing assets totaled $50.2 million (1.78% of total assets) compared to $57.7 million (2.11% of total assets) at September 30, 2011. The Allowance for Loan and Lease Losses totaled $28.4 million at December 31, 2011 and represented 1.39% of total loans, as compared to 1.36% at year-end 2010. In the fourth quarter of 2011, the Company had net charge-offs totaling $4.0 million and for the full year ended December 31, 2011, had net charge-offs of $17.7 million (0.89% of average loans).

Capital

At December 31, 2011, stockholders' equity was $259.8 million and book value per common share was $9.44. As of December 31, 2011, the Company's leverage ratio was 8.33%. Tier I and total risk based capital ratios were 11.23% and 13.39%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates," "projects," "intends," "estimates," "expects," "believes," "plans," "may," "will," "should," "could," and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments, and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.8 billion and forty-seven (47) offices spanning six northern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three months ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 24,057	$ 25,248	$ 97,413	$ 99,754
Provision for Loan and Lease Losses	(4,425)	(4,544)	(18,816)	(19,281)
Noninterest Income (excluding investment securities gains/losses)	4,082	4,585	16,888	17,654
Gains (losses) on investment securities	--	(68)	1,229	1,614
Noninterest Expense	(16,353)	(17,567)	(68,151)	(70,405)
Pretax Income	7,361	7,654	28,563	29,336
Tax Expense	(2,245)	(2,634)	(8,712)	(10,125)
Net Income	$ 5,116	$ 5,020	$ 19,851	$ 19,211
Dividends on Preferred Stock and Discount Accretion	(294)	(596)	(2,167)	(3,987)
Net Income Available to Common Stockholders	$ 4,822	$ 4,424	$ 17,684	$ 15,224

Basic Earnings Per Common Share (1)	$ 0.19	$ 0.17	$ 0.69	$ 0.60
Diluted Earnings Per Common Share (1)	$ 0.19	$ 0.17	$ 0.69	$ 0.60
Dividends per Common Share (1)	$ 0.06	$ 0.06	$ 0.24	$ 0.20
Weighted Average Shares - Basic (1)	25,361	25,166	25,307	25,097
Weighted Average Shares - Diluted (1)	25,416	25,307	25,411	25,128

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.72%	0.71%	0.71%	0.69%
Annualized Return on Average Common Equity	8.50%	8.86%	8.53%	8.70%
Annualized Return on Average Tangible Common Equity (4)	13.39%	14.54%	13.65%	14.49%
Annualized Return on Interest Earning Assets	4.46%	4.81%	4.63%	4.97%
Annualized Cost of Interest Bearing Liabilities	0.90%	1.07%	0.96%	1.21%
Annualized Net interest spread	3.56%	3.74%	3.67%	3.76%
Annualized Net interest margin	3.73%	3.93%	3.85%	3.95%
Efficiency ratio	57.67%	57.21%	56.87%	56.40%
Stockholders' equity to total assets			9.19%	9.34%
Book value per common share (1) (2)			$ 9.44	$ 8.82
Tangible book value per common share (1) (2) (4)			$ 6.03	$ 5.35
Tangible common equity to tangible assets (2) (4)			5.63%	5.01%

ASSET QUALITY RATIOS			12/31/2011	12/31/2010
Ratio of allowance for loan and lease losses to total loans (3)			1.39%	1.36%
Non-performing loans to total loans (3)			2.40%	2.14%
Non-performing assets to total assets (3)			1.78%	1.60%
Annualized net charge-offs to average loans (3)			0.89%	0.88%

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2011	12/31/2010
Loans and Leases			$ 2,041,326	$ 2,012,314
Allowance for Loan and Lease Losses			(28,416)	(27,331)
Investment Securities			543,644	553,680
Total Assets			2,825,950	2,792,674
Total Deposits			2,249,653	2,195,889
Short-Term Borrowings			72,131	52,123
Other Borrowings			232,322	272,322
Stockholders' Equity			259,783	260,709

SELECTED AVERAGE BALANCE SHEET DATA	For the three months ended		For the Year Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Loans and Leases, net	$ 2,024,559	$ 1,995,857	$ 1,997,652	$ 1,995,158
Investment Securities	530,171	549,034	530,850	501,746
Interest-Earning Assets	2,585,062	2,577,464	2,560,441	2,550,082
Total Assets	2,809,452	2,802,024	2,782,829	2,776,969
Non Interest-Bearing Demand Deposits	452,638	393,710	422,568	359,915
Savings Deposits	332,258	316,261	330,646	317,620
Interest-Bearing Transaction Accounts	1,128,338	1,118,540	1,088,678	1,082,026
Time Deposits	380,443	425,951	400,442	456,692
Total Deposits	2,293,677	2,254,462	2,242,334	2,216,253
Short-Term Borrowings	54,056	75,020	59,240	62,774
Other Borrowings	190,826	197,316	213,504	215,980
Total Interest-Bearing Liabilities	2,085,921	2,133,088	2,092,510	2,135,092
Stockholders' Equity	257,164	262,270	254,975	269,260
Common Stockholders' Equity	238,713	224,849	232,711	220,796

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Excludes preferred stock
(3) Includes leases held for sale
(4) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$25,801	$27,613	$104,585	$111,584
Federal funds sold and interest bearing deposits with banks	12	11	51	121
Taxable investment securities	2,434	2,835	10,882	11,934
Tax exempt investment securities	500	498	2,006	2,010
TOTAL INTEREST INCOME	28,747	30,957	117,524	125,649
INTEREST EXPENSE
Deposits	2,568	3,338	10,878	15,195
Federal funds purchased and securities sold under agreements to repurchase	15	32	88	127
Other borrowings	2,107	2,339	9,145	10,573
TOTAL INTEREST EXPENSE	4,690	5,709	20,111	25,895
NET INTEREST INCOME	24,057	25,248	97,413	99,754
Provision for loan and lease losses	4,425	4,544	18,816	19,281
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	19,632	20,704	78,597	80,473

NONINTEREST INCOME
Service charges on deposit accounts	2,590	2,652	10,262	10,278
Commissions and fees	916	850	3,703	3,533
Gains (losses) on sales of investment securities	--	(68)	1,229	1,614
Income on bank owned life insurance	353	369	1,423	1,516
Gain on leasing related assets	164	409	974	1,580
Other income	59	305	526	747
TOTAL NONINTEREST INCOME	4,082	4,517	18,117	19,268
NONINTEREST EXPENSE
Salaries and employee benefits	9,035	9,114	36,500	36,086
Net occupancy expense	1,680	1,710	6,885	6,735
Furniture and equipment	1,165	1,206	4,726	4,867
Stationery, supplies and postage	338	464	1,396	1,636
Marketing expense	563	987	2,409	2,700
Amortization of core deposit intangibles	--	266	577	1,062
FDIC insurance expense	612	930	2,790	3,764
Collection expense	148	97	343	592
Legal expense	529	523	1,692	1,698
Expenses (income) on other real estate owned and other repossessed assets	(28)	129	780	483
Long-term debt prepayment fee	--	--	800	1,835
Other expenses	2,311	2,141	9,253	8,947
TOTAL NONINTEREST EXPENSE	16,353	17,567	68,151	70,405
INCOME BEFORE PROVISION FOR INCOME TAXES	7,361	7,654	28,563	29,336
Provision for income taxes	2,245	2,634	8,712	10,125
NET INCOME	$5,116	$5,020	$19,851	$19,211
Dividends on Preferred Stock and Discount Accretion	294	596	2,167	3,987
Net Income Available to Common Stockholders	$4,822	$4,424	$17,684	$15,224
EARNINGS PER COMMON SHARE
Basic	$0.19	$0.17	$0.69	$0.60
Diluted	$0.19	$0.17	$0.69	$0.60

DIVIDENDS PER COMMON SHARE	$0.06	$0.06	$0.24	$0.20

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
ASSETS	2011	2010
(dollars in thousands)	(unaudited)
Cash and due from banks	$60,688	$26,063
Federal funds sold and interest-bearing deposits due from banks	11,870	23,215
Total cash and cash equivalents	72,558	49,278

Investment securities available for sale	471,944	487,107
Investment securities held to maturity; fair value of $74,274 in 2011 and $68,815 in 2010	71,700	66,573
Loans:
Commercial, secured by real estate	1,092,120	1,041,015
Commercial, industrial and other	209,915	194,259
Leases	28,879	65,640
Residential mortgages	406,222	403,561
Consumer and home equity	304,190	306,322
Leases held for sale, at fair value	--	1,517
Total loans	2,041,326	2,012,314
Deferred cost	249	2,303
Allowance for loan and lease losses	(28,416)	(27,331)
Net loans	2,013,159	1,987,286
Premises and equipment, net	27,917	27,554
Accrued interest receivable	8,369	8,849
Goodwill	87,111	87,111
Other identifiable intangible assets, net	--	578
Bank owned life insurance	44,760	43,284
Other assets	28,432	35,054
TOTAL ASSETS	$2,825,950	$2,792,674

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$449,560	$383,877
Savings and interest-bearing transaction accounts	1,440,541	1,399,163
Time deposits under $100,000	211,797	241,911
Time deposits $100,000 and over	147,755	170,938
Total deposits	2,249,653	2,195,889
Federal funds purchased and securities sold under agreements to repurchase	72,131	52,123
Other borrowings	155,000	195,000
Subordinated debentures	77,322	77,322
Other liabilities	12,061	11,631
TOTAL LIABILITIES	2,566,167	2,531,965

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized
1,000,000 shares; issued 19,000 shares at December 31, 2011 and
39,000 shares at December 31, 2010	18,480	37,474
Common stock, no par value; authorized 40,000,000 shares;
issued 25,976,648 shares at December 31, 2011 and 25,977,592
shares at December 31, 2010	270,044	271,595
Accumulated Deficit	(26,061)	(38,004)
Treasury shares, at cost, 418,419 shares at December 31, 2011 and
655,768 shares at December 31, 2010	(5,551)	(8,683)
Accumulated other comprehensive gain (loss)	2,871	(1,673)
TOTAL STOCKHOLDERS' EQUITY	259,783	260,709
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,825,950	$2,792,674

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share data)	2011	2011	2011	2011	2010
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 24,057	$ 24,351	$ 24,421	$ 24,584	$ 25,248
Provision for Loan and Lease Losses	(4,425)	(4,058)	(5,406)	(4,927)	(4,544)
Noninterest Income (excluding investment securities gains)	4,082	4,310	4,266	4,230	4,585
Gains (losses) on investment securities	--	785	444	--	(68)
Long-term debt prepayment fee	--	(800)	--	--	--
Noninterest Expense, excluding long-term debt prepayment fee	(16,353)	(17,240)	(16,732)	(17,026)	(17,567)
Pretax Income	7,361	7,348	6,993	6,861	7,654
Tax Expense	(2,245)	(2,242)	(2,135)	(2,090)	(2,634)
Net Income	$ 5,116	$ 5,106	$ 4,858	$ 4,771	$ 5,020
Dividends on Preferred Stock and Discount Accretion	(294)	(293)	(294)	(1,286)	(596)
Net Income Available to Common Stockholders	$ 4,822	$ 4,813	$ 4,564	$ 3,485	$ 4,424

Basic Earnings Per Common Share (1)	$ 0.19	$ 0.19	$ 0.18	$ 0.14	$ 0.17
Diluted Earnings Per Common Share (1)	$ 0.19	$ 0.19	$ 0.18	$ 0.14	$ 0.17
Dividends per Common Share (1)	$ 0.06	$ 0.06	$ 0.06	$ 0.06	$ 0.06
Weighted Average Shares - Basic (1)	25,361	25,322	25,290	25,249	25,166
Weighted Average Shares - Diluted (1)	25,416	25,370	25,480	25,382	25,307

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.72%	0.73%	0.71%	0.69%	0.71%
Annualized Return on Average Common Equity	8.50%	8.59%	8.47%	8.56%	8.86%
Annualized Return on Tangible Common Equity (3)	13.39%	13.63%	13.64%	13.97%	14.54%
Annualized Net Interest Margin	3.73%	3.85%	3.90%	3.91%	3.93%
Efficiency ratio (3)	57.67%	57.01%	56.11%	56.71%	57.21%
Stockholders' equity to total assets	9.19%	9.30%	9.14%	8.91%	9.34%
Common stockholders' equity to total assets	8.54%	8.62%	8.47%	8.24%	7.99%
Tangible common equity to tangible assets (3)	5.63%	5.63%	5.46%	5.23%	5.01%
Tier 1 risk-based ratio	11.23%	11.21%	10.95%	10.72%	12.43%
Total risk-based ratio	13.39%	13.46%	13.26%	13.10%	13.68%
Tier 1 leverage ratio	8.33%	8.29%	8.09%	7.79%	9.21%
Book value per common share (1) (2)	$ 9.44	$ 9.26	$ 9.11	$ 8.90	$ 8.82
Tangible book value per common share (1) (2) (3)	$ 6.03	$ 5.85	$ 5.69	$ 5.47	$ 5.35

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Excludes preferred stock
(3) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(dollars in thousands)	2011	2011	2011	2011	2010
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,041,326	$ 1,991,874	$ 1,983,675	$ 1,975,483	$ 2,012,314
Allowance for Loan and Lease Losses	(28,416)	(28,024)	(28,252)	(28,192)	(27,331)
Investment Securities	543,644	515,019	515,042	540,041	553,680
Total Assets	2,825,950	2,741,768	2,741,335	2,751,576	2,792,674
Total Deposits	2,249,653	2,232,565	2,182,383	2,238,512	2,195,889
Short-Term Borrowings	72,131	53,175	90,251	46,382	52,123
Other Borrowings	232,323	187,322	207,322	207,322	272,322
Stockholders' Equity	259,783	254,898	250,568	245,071	260,709

Loans and Leases
Commercial real estate	$ 1,092,120	$ 1,064,009	$ 1,050,458	$ 1,038,850	$ 1,041,015
Commercial, industrial and other	209,915	195,121	197,770	194,616	194,259
Leases	28,879	36,178	38,895	46,050	65,640
Leases held for sale	--	--	--	--	1,517
Residential mortgages	406,222	392,454	393,062	393,935	403,561
Consumer and Home Equity	304,190	304,112	303,490	302,032	306,322
Total loans	$ 2,041,326	$ 1,991,874	$ 1,983,675	$ 1,975,483	$ 2,012,314

Deposits
Noninterest bearing	$ 449,560	$ 424,789	$ 409,795	$ 407,099	$ 383,877
Savings and interest-bearing transaction accounts	1,440,541	1,411,058	1,370,190	1,414,604	1,399,163
Time deposits under $100,000	211,797	222,337	230,510	240,614	241,911
Time deposits $100,000 and over	147,755	174,381	171,888	176,195	170,938
Total deposits	$ 2,249,653	$ 2,232,565	$ 2,182,383	$ 2,238,512	$ 2,195,889

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,024,559	$ 1,982,637	$ 1,983,253	$ 2,000,057	$ 1,995,857
Investment Securities	530,171	518,194	531,045	544,282	549,034
Interest-Earning Assets	2,585,062	2,537,284	2,542,351	2,577,235	2,577,464
Total Assets	2,809,452	2,762,305	2,762,024	2,797,539	2,802,024
Non Interest-Bearing Demand Deposits	452,638	424,938	411,212	400,891	393,710
Savings Deposits	332,258	334,909	333,036	322,225	316,261
Interest-Bearing Transaction Accounts	1,128,338	1,058,085	1,074,620	1,093,625	1,118,540
Time Deposits	380,443	397,029	411,216	413,481	425,951
Total Deposits	2,293,677	2,214,961	2,230,084	2,230,222	2,254,462
Short-Term Borrowings	54,056	58,983	64,015	59,972	75,020
Other Borrowings	190,826	222,086	207,353	234,134	197,316
Total Interest-Bearing Liabilities	2,085,921	2,071,092	2,090,239	2,123,437	2,133,088
Stockholders' Equity	257,164	254,174	248,455	260,148	262,270
Common Stockholders' Equity	238,713	235,785	230,123	226,051	224,849

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(dollars in thousands)	2011	2011	2011	2011	2010
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	5.06%	5.20%	5.28%	5.41%	5.49%
Taxable investment securities	2.12%	2.48%	2.58%	2.28%	2.35%
Tax-exempt securities	4.28%	4.33%	4.38%	4.54%	4.67%
Federal funds sold and interest-bearing cash accounts	0.16%	0.18%	0.16%	0.15%	0.14%
Total interest-earning assets	4.46%	4.63%	4.71%	4.74%	4.81%
Liabilities:
Savings accounts	0.11%	0.12%	0.16%	0.16%	0.17%
Interest-bearing transaction accounts	0.51%	0.50%	0.55%	0.56%	0.63%
Time deposits	1.07%	1.13%	1.18%	1.26%	1.33%
Borrowings	3.47%	3.37%	3.50%	3.23%	3.48%
Total interest-bearing liabilities	0.90%	0.95%	0.99%	1.00%	1.07%
Net interest spread (taxable equivalent basis)	3.56%	3.68%	3.72%	3.73%	3.74%
Annualized Net Interest Margin (taxable equivalent basis)	3.73%	3.85%	3.90%	3.91%	3.93%
Annualized Cost of Deposits	0.44%	0.46%	0.50%	0.53%	0.59%

ASSET QUALITY DATA
Allowance for Loan Losses
Balance at beginning of period	$ 28,024	$ 28,252	$ 28,192	$ 27,331	$ 27,218
Provision for loan losses	4,425	4,058	5,406	4,927	4,544
Net Charge-offs	(4,033)	(4,286)	(5,346)	(4,066)	(4,431)
Balance at end of period	$ 28,416	$ 28,024	$ 28,252	$ 28,192	$ 27,331

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 1,367	$ 1,420	$ 2,047	$ 2,003	$ 1,991
Commercial, industrial and other	(201)	1,929	2,484	598	972
Leases	358	353	354	587	963
Home equity and consumer	1,355	422	329	586	298
Real estate - mortgage	1,154	162	132	292	207
Net charge-offs	$ 4,033	$ 4,286	$ 5,346	$ 4,066	$ 4,431

Nonperforming Assets
Commercial real estate	$ 28,971	$ 30,970	$ 27,596	$ 26,202	$ 19,226
Commercial, industrial and other	4,608	4,416	6,312	920	1,702
Leases	575	4,670	4,971	5,299	6,277
Home equity and consumer	3,252	3,840	3,456	3,259	2,930
Real estate - mortgage	11,610	12,503	12,710	13,023	12,834
Total non-accruing loans	49,016	56,399	55,045	48,703	42,969
Property acquired through foreclosure or repossession	1,182	1,342	1,439	1,729	1,592
Total non-performing assets	$ 50,198	$ 57,741	$ 56,484	$ 50,432	$ 44,561

Loans past due 90 days or more	$ 1,367	$ 1,304	$ 2,793	$ 1,902	$ 1,218
Loans restructured and still accruing	$ 8,856	$ 6,075	$ 7,476	$ 8,356	$ 9,073

Ratio of allowance for loan and lease losses to total loans *	1.39%	1.41%	1.42%	1.43%	1.36%
Non-performing loans to total loans *	2.40%	2.83%	2.77%	2.47%	2.14%
Non-performing assets to total assets *	1.78%	2.11%	2.06%	1.83%	1.60%
Annualized net charge-offs to average loans *	0.80%	0.86%	1.08%	0.81%	0.89%

* Includes leases held for sale

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share amounts)	2011	2011	2011	2011	2010
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 241,303	$ 236,474	$ 232,201	$ 226,760	$ 223,235
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	--	47	312	578
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 154,192	$ 149,363	$ 145,043	$ 139,337	$ 135,546

Shares outstanding at end of period (1)	25,558	25,528	25,498	25,466	25,322

Book value per share - GAAP (1)	$ 9.44	$ 9.26	$ 9.11	$ 8.90	$ 8.82

Tangible book value per share - Non-GAAP (1)	$ 6.03	$ 5.85	$ 5.69	$ 5.47	$ 5.35

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 154,192	$ 149,363	$ 145,043	$ 139,337	$ 135,546

Total assets at end of period	$ 2,825,950	$ 2,741,768	$ 2,741,335	$ 2,751,576	$ 2,792,674
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	--	--	47	312	578
Total tangible assets at end of period - Non-GAAP	$ 2,738,839	$ 2,654,657	$ 2,654,177	$ 2,664,153	$ 2,704,985

Common equity to assets - GAAP	8.54%	8.62%	8.47%	8.24%	7.99%

Tangible common equity to tangible assets - Non-GAAP	5.63%	5.63%	5.46%	5.23%	5.01%

Calculation of return on average tangible common equity
Net income - GAAP	$ 5,116	$ 5,106	$ 4,858	$ 4,771	$ 5,020

Total average common stockholders' equity	238,713	235,785	230,123	226,051	224,849
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	--	15	194	460	724
Total average tangible common stockholders' equity - Non - GAAP	$ 151,602	$ 148,659	$ 142,818	$ 138,480	$ 137,014

Return on average common stockholders' equity - GAAP	8.50%	8.59%	8.47%	8.56%	8.86%

Return on average tangible common stockholders' equity - Non-GAAP	13.39%	13.63%	13.64%	13.97%	14.54%

Calculation of efficiency ratio
Total non-interest expense	$ 16,353	$ 18,040	$ 16,732	$ 17,026	$ 17,567
Less:
Amortization of core deposit intangibles	--	(46)	(266)	(265)	(266)
Other real estate owned and other repossessed asset (expense) income	28	(336)	(200)	(272)	(129)
Long-term debt prepayment fee	--	(800)	--	--	--
Provision for unfunded lending commitments, net	3	(365)	(17)	4	50
Non-interest expense, as adjusted	$ 16,384	$ 16,493	$ 16,249	$ 16,493	$ 17,222

Net interest income	$ 24,057	$ 24,351	$ 24,421	$ 24,584	$ 25,248
Noninterest income	4,082	5,095	4,710	4,230	4,517
Total revenue	28,139	29,446	29,131	28,814	29,765
Plus: Tax-equivalent adjustment on municipal securities	269	269	273	269	268
Less: (gains) losses on investment securities	--	(785)	(444)	--	68
Total revenue, as adjusted	$ 28,408	$ 28,930	$ 28,960	$ 29,083	$ 30,101

Efficiency ratio - Non-GAAP	57.67%	57.01%	56.11%	56.71%	57.21%

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Year Ended,
	Dec 31,	Dec 31,
(dollars in thousands, except per share amounts)	2011	2010
Calculation of return on average tangible common equity
Net income - GAAP	$ 19,851	$ 19,211

Total average common stockholders' equity	$ 232,711	$ 220,796
Less:
Average goodwill	87,111	87,111
Average other identifiable intangible assets, net	166	1,120
Total average tangible common stockholders' equity - Non GAAP	$ 145,434	$ 132,565

Return on average common stockholders' equity - GAAP	8.53%	8.70%

Return on average tangible common stockholders' equity - Non-GAAP	13.65%	14.49%

Calculation of efficiency ratio
Total non-interest expense	$ 68,151	$ 70,405
Less:
Amortization of core deposit intangibles	(577)	(1,062)
Other real estate owned and other repossessed asset expense	(780)	(483)
Long-term debt prepayment fee	(800)	(1,835)
Provision for unfunded lending commitments	(375)	(195)
Non-interest expense, as adjusted	$ 65,619	$ 66,830

Net interest income	$ 97,413	$ 99,754
Noninterest income	18,117	19,268
Total revenue	115,530	119,022
Plus: Tax-equivalent adjustment on municipal securities	1,080	1,082
Less: gains on investment securities	(1,229)	(1,614)
Total revenue, as adjusted	$ 115,381	$ 118,490

Efficiency ratio - Non - GAAP	56.87%	56.40%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000